Investor Presentation | First Quarter 2026 Richard Smith, President & Chief Executive Officer Daniel Bailey, EVP & Chief Banking Officer Peter Wiese, EVP & Chief Financial Officer Investor Presentation First Quarter 2026 Exhibit 99.2

Investor Presentation | First Quarter 2026 The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on us. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward- looking statements. These risks and uncertainties include, but are not limited to, the following: macroeconomic, geopolitical, and other challenges and uncertainties, including those related to actual or potential policies and actions from the U.S. administration, such as tariffs and reciprocal actions by other countries or regions and their ultimate impact on us, our customers, financial markets, and the overall U.S. and global economies; the uncertainty of rapidly evolving and changing U.S. trade policies and practices; inflation/deflation, interest rate, market and monetary fluctuations/volatility; increases in unemployment rates; slowing economic growth or recession in the U.S. and other countries or regions; the impact of any future federal government shutdown and uncertainty regarding the federal government’s debt limit; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions or adverse regulatory findings affecting our ability to successfully market and price our products to consumers; systemic or non-systemic bank failures or crises and any related impact on depositor behavior or investor sentiment; the impacts of international hostilities, wars, terrorism or geopolitical events; risks related to the sufficiency of liquidity, including our ability to attract and maintain deposits; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events and their effects on our customers and the economic and business environments in which we operate; current and future economic and market conditions of the local economies in which we conduct operations; declines in housing and commercial real estate prices and changes in the financial performance and/or condition of our borrowers; the market value of our investment securities and possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; the costs or effects of mergers, acquisitions or dispositions, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future and/or realize the anticipated financial and business benefits; the volatility of the stock market and its impact on our stock price and our ability to conduct acquisitions; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the ability to execute our business plan in new markets; our future operating or financial performance, including our outlook for future growth and our ability to control expenses; changes in the level and direction of our nonperforming assets and charge-offs and the appropriateness of the allowance for credit losses; the effectiveness of us managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; the impact of alternative currencies such as stablecoin and other cryptocurrencies on our ability to attract deposits; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; potential changes to loss allocations between financial institutions and customers, including for losses incurred from the use of our products and services, including electronic payments and payment of checks, that were authorized by the customer but induced by fraud; the challenges of attracting, integrating and retaining key employees; the impact of the 2023 cyber security ransomware incident, including the pending litigation, on our operations and reputation; the vulnerability of our operational or security systems or infrastructure, the systems of third- and fourth-party vendors or other service providers with whom we contract, and our customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the effectiveness of our risk management framework and quantitative models; the emergence or continuation of widespread health emergencies or pandemics; potential judgments, orders, settlements, penalties, fines and reputational damage resulting from pending or future litigation and regulatory investigations, proceedings and enforcement actions; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” Section of TriCo’s Annual Report on Form 10-K for the year ended December 31, 2024, Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Safe Harbor Statement 2

Investor Presentation | First Quarter 2026 Executive Team 3 Greg Gehlmann SVP General Counsel Angela Rudd SVP Chief Risk Officer Jason Levingston SVP Chief Information Officer Craig Carney EVP Chief Credit Officer Rick Smith President & Chief Executive Officer Dan Bailey EVP Chief Banking Officer Peter Wiese EVP Chief Financial Officer Bret Funderburgh SVP Deputy Chief Credit Officer Scott Myers SVP Head of Wholesale Banking Kristen Dominguez SVP Chief Human Resources Officer Scott Robertson SVP Head of Community Banking

Investor Presentation | First Quarter 2026 Most Recent Quarter Highlights  Pre-tax pre-provision ROAA and ROAE were 2.01% and 14.7%, respectively, for the quarter ended March 31, 2026, and 1.61% and 12.6%, respectively, for the same quarter in the prior year.  Our efficiency ratio was 54.5% for the quarter ended March 31, 2025, compared to 54.7% for the trailing quarter end and 60.4% for the quarter ended March 31, 2025. Operating Leverage and Profitability  Net interest income (FTE) was $91.5 million, a decrease of $1.0 million or 1.1% over the trailing quarter, driven by the two fewer days in the quarter, but an increase of $8.7 million or 10.5% from the same quarter of the prior year.  Net interest margin (FTE) of 4.07% compared favorably to both 4.02% in the prior quarter and 3.73% from the quarter ended March 31, 2025.  Average yield on earning assets (FTE) of 5.26% represented an increase of 3 basis points over the 5.23% in the quarter ended December 31, 2025, and 11 basis points improved over the quarter ended March 31, 2025.  Cost of interest-bearing liabilities was 1.85%, 5 basis points lower than the trailing quarter, and a 33 basis point decrease from the 2.18% for the quarter ended March 31, 2025.  The Company’s average cost of total deposits of 1.26% was 3 basis points lower than the trailing quarter, and 17 basis points lower than the quarter ended March 31, 2025. Net Interest Income and Margin  Year over year loan balances increased $247.4 million or 3.6% and deposit balances increased $198.3 million or 2.4% from March 31, 2025.  Average total earning assets grew $102.7 million or 1.2% from the same period in the prior year.  Loan to deposit ratio was 84.1% for the current quarter, as compared to 86.0% for the trailing quarter end. Balance Sheet Management  There has been no reliance on brokered deposits or FRB borrowing facilities  Average non-interest-bearing deposits comprised 30.6% of average total deposits for the quarter, compared to 31.0% in the prior quarter, and 30.7% in the quarter ended March 31, 2025.  Approximately a 50/50 split between consumer and business deposit dollars reflects a diversified client base. Diverse Deposit Base & Liquidity  The allowance for credit losses to total loans was 1.81% at March 31, 2026, an increase of 4 basis points over the prior quarter.  TCBK has a long history of proactive conservative risk grading, and we believe that sufficient coverage has been established for potential economic factors in credit risk  As of March 31, 2026 and December 31, 2025, approximately 67.7% and 63.6%, respectively, of total non-accrual loans were paid current Credit Quality  All regulatory capital ratios remain well above required thresholds.  Share repurchases in the quarter represented approximately 22.4% of the 2,000,000 shares authorized  Tangible capital ratio of 10.5% at March 31, 2026, compared to 10.7% in prior quarter, and 9.9% at March 31, 2025.Capital Strategies 4

Investor Presentation | First Quarter 2026 Company Overview $9.95 BILLION TOTAL ASSETS $1.52 BILLION MARKET CAP** $7.07 BILLION TOTAL LOANS $8.40 BILLION TOTAL DEPOSITS TCBK Headquarters: Chico, CA 68 Branches and 83 ATMs serving 31 Counties 4.07% NET INTEREST MARGIN (FTE) 1.26% COST OF TOTAL DEPOSITS 54.6% EFFICIENCY RATIO 10.5% TANGIBLE CAPITAL RATIO 3.0% DIVIDEND YIELD Recent Awards 1.38% RETURN ON AVERAGE ASSETS 5 ** Based on March 31, 2026, closing stock price of $47.54

Consistent Earnings Track Record


$60
$50
$40
$30
$20
$10
$0
Earnings (in Millions)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Qtrly EPS (diluted)

	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26
PPNR ($MM)	$53.2	$43.1	$46.2	$42.4	$42.0	$39.5	$39.6	$40.6	$39.0	$42.5	$47.1	$49.6	$49.2
Net Income ($MM)	$35.8	$24.9	$30.6	$26.1	$27.7	$29.0	$29.1	$29.0	$26.4	$27.5	$34.0	$33.6	$33.7
Qtrly Diluted EPS	$1.07	$0.75	$0.92	$0.78	$0.83	$0.87	$0.88	$0.88	$0.80	$0.84	$1.04	$1.03	$1.04

Member FDIC
Investor Presentation | First Quarter 2026
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Investor Presentation | First Quarter 2026 $0.67 $1.07 $0.83 $0.80 $1.04 $0.93 $0.75 $0.87 $0.84 $1.12 $0.92 $0.88 $1.04 $1.09 $0.78 $0.88 $1.03 $3.83 $3.52 $3.46 $3.71 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2022 2023 2024 2025 2026 Q1 Q2 Q3 Q4 Shareholder Returns Dividends per Share: 9% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS *Compound Annual Growth Rate, 10 years 2026 values through the three months ended 3/31/2026 $0.25 $0.30 $0.33 $0.33 $0.36 $0.25 $0.30 $0.33 $0.33 $0.30 $0.30 $0.33 $0.36 $0.30 $0.30 $0.33 $0.36 $1.10 $1.20 $1.32 $1.38 $1.44 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 2022 2023 2024 2025 2026 Q1 Q2 Q3 Q4 11.67% 10.65% 9.57% 9.45% 10.08% 2022 2023 2024 2025 2026 29% 34% 38% 37% 34% 2022 2023 2024 2025 2026 7

Investor Presentation | First Quarter 2026 Reported Net Interest Income (NII) & NIM Walk NII $ in millions, NIM change in bps, all full taxable equivalent (FTE) NII NIM NII NIM Prior Period $92.5 4.02% $82.8 3.73% Int-bearing cash balances (0.7) (3) (0.1) 0 Securities portfolio 0.6 3 (1.1) (4) Loan yields 0.3 1 1.6 6 Loan balances & fees 0.1 0 3.4 13 Deposit rates 0.8 4 3.4 13 Deposit balances & mix (0.1) 0 (0.4) (2) Borrowings 0.0 0 2.0 8 Subtotal $93.5 $91.5 Day Count (2.0) - 1Q26 $91.5 4.07% $91.5 4.07% Compare to 4Q25 Compare to 1Q25 $114.3 $116.6 $120.2 $120.4 $118.1 $82.8 $86.8 $89.8 $92.5 $91.5 3.73% 3.88% 3.92% 4.02% 4.07% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 1Q25 2Q25 3Q25 4Q25 1Q26 Int Income (FTE) Net Int Income (FTE) NIM (FTE) Net Interest Income (NII) and Margin (NIM) 3.88% 3.96% 3.71% 3.89% 4.07% 3.73% 3.88% 3.92% 4.02% 4.07% 3.98% 4.87% 5.21% 5.21% 5.26% 5.16% 5.22% 5.26% 5.23% 5.26% 0.06% 0.68% 1.41% 1.37% 1.26% 1.43% 1.37% 1.39% 1.29% 1.26% 2022 2023 2024 2025 2026 1Q25 2Q25 3Q25 4Q25 1Q26 NIM(FTE) Yield (FTE) Cost of Deposits 2026 values through the three months ended 3/31/2026 8

Investor Presentation | First Quarter 2026 11.7% 10.6% 9.6% 9.4% 10.1% 8.5% 8.7% 10.5% 10.0% 10.1% 2022 2023 2024 2025 2026 1Q25 2Q25 3Q25 4Q25 1Q26 Current Operating Metrics 2026 values through the three months ended 3/31/2026 ROAA Efficiency Ratio ROE 53.0% 55.8% 59.1% 57.5% 54.5% 60.4% 59.0% 56.2% 54.7% 54.5% 2022 2023 2024 2025 2026 1Q25 2Q25 3Q25 4Q25 1Q26 PPNR as % of Average Assets 1.97% 1.87% 1.66% 1.81% 2.01% 1.61% 1.74% 1.89% 1.98% 2.01% 2022 2023 2024 2025 2026 1Q25 2Q25 3Q25 4Q25 1Q26 1.28% 1.19% 1.18% 1.23% 1.38% 1.09% 1.13% 1.36% 1.34% 1.38% 2022 2023 2024 2025 2026 1Q25 2Q25 3Q25 4Q25 1Q26 9

Investor Presentation | First Quarter 2026 Equity Capital: Well Capitalized, Well Managed Dollars in millions $1,328.0 $33.7 $1.0 $(4.6) $(11.5) $(22.4) $1,324.0 12/31/2025 Net Income PSU & RSU Vesting Change in AOCI Dividends Net Share Repurchases 3/31/2026 $1,255.5 $128.9 $4.6 $31.1 $(45.7) $(50.4) $1,324.0 3/31/2025 Net Income PSU & RSU Vesting Change in AOCI Dividends Net Share Repurchases 3/31/2026 Quarter-to-Date Change in Equity Capital Year-over-Year Change in Equity Capital Scaled to $1.2 billion Scaled to $1.2 billion 2026 values through the three months ended 3/31/2026 Dollars in millions 7.6% 8.8% 9.7% 10.7% 10.5% 11.7% 12.2% 13.2% 13.3% 13.8% 14.2% 14.7% 15.7% 15.1% 15.1% $21.76 $25.39 $27.60 $31.52 $31.82 $- $8.00 $16.00 $24.00 $32.00 $40.00 $48.00 $56.00 $64.00 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2022 2023 2024 2025 2026 Tangible Capital Ratio Common Equity Tier 1 Ratio Total Risk Based Capital Ratio Tangible Book Value per Share 10

Investor Presentation | First Quarter 2026 $8.40 BILLION TOTAL DEPOSITS 1.26% COST OF TOTAL DEPOSITS 87.8% LOAN TO CORE DEPOSIT RATIO 30.5% NON-INTEREST DEPOSITS DEPOSITS 99.4% DEPOSITS AS % OF FUNDING LIABILITIES 7 9 .5 8 0 .4 8 4 .0 8 7 .7 8 7 .7 8 6 .6 8 6 .5 8 7 .2 8 6 .5 8 6 .5 8 7 .5 8 9 .9 8 7 .8 0 20 40 60 80 100 120 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Loans to Core Deposits (%) TCBK Peers 4 0 .3 3 8 .0 3 5 .7 3 4 .8 3 2 .6 3 1 .8 3 1 .7 3 1 .5 3 0 .9 3 0 .6 3 0 .5 3 1 .4 3 0 .5 0 10 20 30 40 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers 15.4% as % of Total Accounts, 84.6% 51.5% as a % of Total Balances, 48.5% Mix of Demand & Savings Accounts  Peer group consists of 99 closest peers in terms of total assets, range $6.3 to $13.3 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits 11

Investor Presentation | First Quarter 2026 $346 $492 $588 $697 $972 $1,035 $1,091 $1,123 $1,110 $1,111 $1,106 $1,110 $1,147 $4,443 $4,530 $4,564 $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 $4,705 $4,684 $4,560 $4,698 $3,237 $3,073 $2,858 $2,723 $2,600 $2,557 $2,548 $2,549 $2,539 $2,560 $2,544 $2,594 $2,559 $8,026 $8,095 $8,010 $7,834 $7,988 $8,050 $8,037 $8,088 $8,205 $8,376 $8,334 $8,264 $8,404 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Non Interest- bearing Demand Deposits, 29.7% Interest-bearing Demand & Savings Deposits, 54.5% Time Deposits, 13.3% Borrowings & Subordinated Debt, 0.6% Other liabilities, 1.9% Deposits = 99.4% of Funding Liabilities Liability Mix 3/31/2026 DEPOSITS: Strengths in Mix and Cost of Funds * Balances in $ millions at period end, cost of deposits are quarter-to-date 12

Investor Presentation | First Quarter 2026 $822 $227 $61 $20 3.39% 3.12% 2.66% 1.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 <3 Months 3-6 Months 6-12 Months >12 Months Current Balance Wtd Avg Rate $904 $979 $1,041 $1,074 $1,063 $1,075 $1,075 $1,083 $1,130 4.15% 4.31% 4.26% 4.05% 3.69% 3.49% 3.42% 3.30% 3.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Current Balance Weighted Average Rate * Note: Excludes CDARS; $17MM balance at 3/31/2026 * CD special as of Mar 31, 2026, subject to change CD Balances Balances in $ millions, balances and Wtd Avg Rates are as of period end CD Maturities DEPOSITS: CD Balance and Maturity Composition 13

Investor Presentation | First Quarter 2026 $1,810 $969 $989 $929 $1 <=0.01% 0.01% - 2.0% 2.0% - 3.0% 3.0% - 4.0% >4.0% $4,415 $4,458 $4,399 $4,416 $4,556 $4,705 $4,684 $4,560 $4,698 1.55% 1.66% 1.66% 1.51% 1.50% 1.60% 1.58% 1.38% 1.43% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Current Balance Weighted Average Last Accrual Rate Interest Bearing Demand and Savings by Quarter Balances in $ millions, balances and Wtd Avg Rates are as of period end Int-Bearing Demand & Savings by Wtd Avg Rate 1.66% 1.66% 1.51% 1.50% 1.60% 1.58% 1.38% 1.43% 1.67% 1.74% 1.65% 1.64% 1.60% 1.65% 1.52% 1.46% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 WAR QTD Cost DEPOSITS: Interest Bearing Demand and Savings 14

Investor Presentation | First Quarter 2026 $7.07 BILLION TOTAL LOANS 5.78% LOAN YIELD 311% CRE TO TOTAL RBC RATIO 1.81% ACL RATIO 184% ACL TO NPL RATIO LOANS $2,760 $3,015 $4,022 $4,307 $4,763 $4,917 $6,450 $6,795 $6,769 $7,114 $6,823 $6,961 $7,010 $7,114 $7,072 5.32% 5.16% 5.24% 5.44% 5.02% 4.97% 4.86% 5.44% 5.79% 5.75% 5.71% 5.76% 5.75% 5.77% 5.78% 3.00% 4.00% 5.00% 6.00% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q25 2Q25 3Q25 4Q25 1Q26 Total Loans Loan Yield  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%.  Yield scaled to range of 3% to 6% in the visual  End of period balances $ millions, net of fees, and include LHFS. Yields based on average balance and annualized interest income for quarterly periods. Trailing 10 years Trailing 5 quarters 15

Investor Presentation | First Quarter 2026 $159 $170 $247 $193 $114 $121 $146 $260 $161 $235 $241 $278 $215 -$92 -$107 -$83 -$110 -$83 -$137 -$113 -$170 -$69 -$115 -$139 -$146 -$171-$94 $36 $22 -$24 -$41 -$86 -$11 -$43 $35 -$48 -$30 -$87 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Origination Payoffs Balance Change net of Originations and Payoffs LOANS: Production vs. Payoff  Outstanding Principal in Millions, excludes Credit Card balances Slower pace of originations relative to 2021-22 commensurate with market rate changes, liquidity management, and NIM preservation. Pace of originations has consistently gained momentum following the reorganization of Wholesale Banking, with net loan growth and repricing driving improved portfolio yields 16

Investor Presentation | First Quarter 2026 70% 60% 77% 61% 73% 77% 43% 51% 29% 37% 23% 39% 27% 20% 56% 42% 1% 3% 0% 0% 0% 3% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Mixed Use - Retail Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% LOANS: CRE Collateral Values Distribution by LTV (1) LTV Range CRE Non-Owner Occupied by Collateral Type (1) LTV as of most recent origination or renewal date 17

Investor Presentation | First Quarter 2026 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 20262025202420232022202120202019201820172016201520142013<=2012 Private Balance (MM) Unfunded (MM) WA Rate $2,550 $2,376 $1,119 $1,031 $426 $371 $408 $417 $1,026 $991 $821 $856 $265 $301 $388 $410 $171 $170 $48 $49 $669 $658 $682 $652 $71 $66 $338 $233 $135 $154 1Q-2026 1Q-2025 1Q-2026 1Q-2025 1Q-2026 1Q-2025 1Q-2026 1Q-2025 1Q-2026 1Q-2025 1Q-2026 1Q-2025 1Q-2026 1Q-2025 1Q-2026 1Q-2025 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Outstanding Principal ($MM) Unfunded Commitment ($MM) 5.69% 7.17% 7.75%7.98% 7.41%7.16%7.21%7.34%7.55%7.60%7.67%7.39%7.28% 6.93%7.24% LOANS: Mix and Unfunded Commitments HELOCs – by vintage, with weighted average rate (7.40% total WAR)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums; segments exclude Leases, DDA Overdraft, Credit Cards, Auto, and other consumer. 2026 vintage reflects impact of short-term promotional rates 18

Investor Presentation | First Quarter 2026 Fruit & Tree Nuts 39% Dairy 20% Post Harvest 10% Beef Cattle 5% Grape Vineyards 3% Other 23% $115 $38 $9 $89 $14 $20 $26 $91 $153 $108 $114 $65 $58 $70 $60 $16 $185 $109 52% 25% 12% 61% 17% 25% 61% 33% 58% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Real Estate Healthcare Wholesale Trans and Warehouse Other (14 Categories) Agriculture Outstanding (mln) Unfunded (mln) $575 $612 $698 $705 $668 $661 $588 $590 $562 $579 $563 $582 $554 $689 $727 $709 $736 $734 $802 $826 $709 $758 $769 $779 $746 $783 45% 46% 50% 49% 48% 45% 42% 45% 43% 43% 42% 44% 42% 7.31% 7.61% 7.87% 7.82% 7.88% 7.87% 7.58% 7.20% 7.18% 7.18% 7.06% 6.77% 6.76% 6% 6% 7% 7% 8% 8% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR LOANS: C&I and Ag Production Utilization • Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) • As of 12/31/2025, 35% of combined C&I and Ag loans are variable rate and tied to prime; another 25% are adjustable, tied to SOFR, and repricing monthly C&I and Ag Production Utilization by NAICS Industry: 1Q-2026 Agriculture NAICS Segments 19

Investor Presentation | First Quarter 2026 $968 $757 $666 $704 $687 $734 $215 $896 $598 $539 $665 $687 $713 $219 7.37% 5.07% 5.08% 5.41% 5.79% 6.27% 5.89% 6.56% 6.55% 6.71% 6.45% 6.54% 6.54% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Q1-2026 Adjustable Loans, Principal Outstanding ($MM) Q1-2025 Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 3/31/2026 Fixed 33% Adjustable 53% Floating 14% 66% Adjustable + Floating  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate) as of 3/31/2026 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime $3,763MM Adjustable, predominantly benchmarked to 5 Year Treasury Loan Yield Composition: Adjustable and Floating Rate 20

Investor Presentation | First Quarter 2026 $3,421 ($266) ($76) $3,763 $683 3/31/2025 Originations Payoffs Paydowns 3/31/2026 $3,741 $3,763 $164 ($101) ($41) 12/31/2025 Originations Payoffs Paydowns 3/31/2026 Adjustable Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of Draws on existing loans  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees 4.80% WAR Scaled to $3,100MM Scaled to $1,700MM 5.28% WAR Year-over-year change Quarter-over-quarter change 5.55% WAR 5.50% WAR 6.06% 5.87% 5.55% WAR 6.21% 6.15% 5.28% 5.50% 5.55% 4.70% 4.80% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% $3,100 $3,200 $3,300 $3,400 $3,500 $3,600 $3,700 $3,800 $3,900 Adj Rate Loans WAR 21

Investor Presentation | First Quarter 2026 $225 $352 $453 $737 $108 $102 $375 $11 $8 $10 $29 $22 $17 $351 5.25% 5.36% 5.03% 4.77% 4.10% 5.70% 4.19% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 0 - 1 Years 1 - 3 Years 3 - 5 Years 5 - 10 Years 10 - 15 Years 15 - 20 Years > 20 Years All Fixed SFR 1-4 All WAR Fixed 33% Adjustable 53% Floating 14% $2,351 MM total fixed 4.87% Wtd Avg Rate  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate, or WAR) as of 3/31/2026 and based upon outstanding principal Loan Yield Composition: Fixed Rate Loans 22

Investor Presentation | First Quarter 2026 $2,517 $2,351 $185 ($199) ($152) 3/31/2025 Originations Payoffs Paydowns 3/31/2026 $2,409 $2,351 $35 ($46) ($47) 12/31/2025 Originations Payoffs Paydowns 3/31/2026 4.87% 4.88% 4.87% 4.65% 4.70% 4.75% 4.80% 4.85% 4.90% 4.95% 5.00% $2,200 $2,250 $2,300 $2,350 $2,400 $2,450 $2,500 $2,550 Fixed Rate Loans WAR Fixed Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of draws on existing loans within period  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees Year-over-year change Quarter-over-quarter change Scaled to $2,200MM Scaled to $2,200MM 4.87% WAR 4.87% WAR 4.88% WAR Includes principal amortization as well as transfers of loans out of construction 4.87% WAR 6.51% 5.48%6.38% Appetite for fixed rate loans faces headwinds as clients anticipate future rate reductions 6.21% 23

Investor Presentation | First Quarter 2026 ($793) ($574) $2,300 $1,244 $125,762 $127,939 ACL 12/31/2025 Charge Offs & Recoveries Portfolio Growth/Mix Specific Reserve Changes Reserve Rate Changes ACL 12/31/2025 $120,000 $121,000 $122,000 $123,000 $124,000 $125,000 $126,000 $127,000 $128,000 LOANS: Allowance for Credit Losses Drivers of Change under CECL  $59MM Multifamily term out from Construction in prior quarter  Paydowns in Farm and Ag  Qualitative reserve factors & economic outlook capture extended inflation impacts and volatility of war  Excludes changes in specific reserves  Gross charge-offs $0.912 million  Gross recoveries $0.119 million 1.77% of Total Loans 1.81% of Total Loans Observed migration and deterioration in borrower cash flow or collateral value on classified credits Scaled to reflect $120MM 24

LOANS: Allowance for Credit Losses

Allocation of Allowance by Segment

($ Thousands)	December 31, 2024			December 31, 2025			March 31, 2026		
Allowance for Credit Losses	**Loans (Excl LHFS)**	**ACL Amount**	**ACL % of Loans**	**Loans (Excl LHFS)**	**ACL Amount**	**ACL % of Loans**	**Loans (Excl LHFS)**	**ACL Amount**	**ACL % of Loans**
Commercial real estate:									
CRE non-owner occupied	$ 2,323,036	$ 37,229	1.60%	$ 2,495,849	$ 40,300	1.61%	$ 2,533,542	$ 41,647	1.64%
CRE owner occupied	961,415	15,747	1.64%	1,020,770	12,712	1.25%	1,020,740	16,286	1.60%
Multifamily	1,028,035	15,913	1.55%	1,085,698	17,327	1.60%	1,114,059	16,384	1.47%
Farmland	265,146	3,960	1.49%	251,445	5,193	2.07%	239,888	5,593	2.33%
Total commercial real estate loans	$ 4,577,632	$ 72,849	1.59%	$ 4,853,762	$ 75,532	1.56%	$ 4,908,229	$ 79,910	1.63%
Consumer:									
SFR 1-4 1st DT	$ 859,660	$ 14,227	1.65%	$ 842,170	$ 11,045	1.31%	$ 816,577	$ 9,929	1.22%
SFR HELOCs and junior liens	363,420	10,411	2.86%	431,772	13,264	3.07%	429,362	12,297	2.86%
Other	57,977	2,825	4.87%	40,668	1,974	4.85%	36,242	1,560	4.30%
Total consumer loans	$ 1,281,057	$ 27,463	2.14%	$ 1,314,610	$ 26,283	2.00%	$ 1,282,181	$ 23,786	1.86%
Commercial and industrial	$ 471,271	$ 14,397	3.05%	$ 464,428	$ 11,430	2.46%	$ 465,081	$ 12,435	2.67%
Construction	279,933	7,224	2.58%	301,045	8,231	2.73%	262,872	8,239	3.13%
Agriculture production	151,822	3,403	2.24%	172,494	4,265	2.47%	145,463	3,548	2.44%
Leases	6,806	30	0.44%	4,748	21	0.44%	4,372	21	0.48%
Total Loans and ACL	**$ 6,768,523**	**$ 125,366**	**1.85%**	**$ 7,111,087**	**$ 125,762**	**1.77%**	**$ 7,068,198**	**$ 127,939**	**1.81%**
Reserve for Unfunded Loan Commitments		6,000			7,745			8,100	
Allowance for Credit Losses	**$ 6,768,523**	**$ 131,366**	**1.94%**	**$ 7,111,087**	**$ 133,507**	**1.88%**	**$ 7,068,198**	**$ 136,039**	**1.92%**
Discounts on Acquired Loans		20,307			14,920			13,543	
Total ACL Plus Discounts	**$ 6,768,523**	**$ 151,674**	**2.24%**	**$ 7,111,087**	**$ 148,427**	**2.09%**	**$ 7,068,198**	**$ 149,582**	**2.12%**

Member FDIC

Investor Presentation | First Quarter 2026

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trico bancshares

Investor Presentation | First Quarter 2026 LOANS: Risk Grade Migration Zero balance in Doubtful and Loss 26

Investor Presentation | First Quarter 2026 0.06% 0.14% 0.09% 0.07% 0.18% 0.13% 0.15% 0.18% 0.25% 0.46% 0.49% 0.49% 0.48% 0.58% 0.53% 0.55% 0.56% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 TCBK Peers 363% 377% 297% 284% 234% 192% 190% 196% 184% 1 7 4% 1 6 7% 1 7 2% 1 6 0% 1 7 9% 1 9 2% 1 9 1% 1 7 1% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 TCBK Peers 0.37% 0.35% 0.44% 0.48% 0.58% 0.67% 0.71% 0.70% 0.75% 0.53% 0.55% 0.57% 0.60% 0.63% 0.65% 0.68% 0.65% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 TCBK Peers LOANS: Asset Quality  Peer group consists of 99 closest peers in terms of asset size, range $6.3-13.3 Billion, source: BankRegData.com  Past due 30-89 accruing loans exclude non-accrual; NPAs as presented are net of guarantees; NPLs as presented are not adjusted for guarantees.  The Bank continues to actively and aggressively address potential credit issues with short resolution timelines.  Despite increase in non-performing assets over the past several quarters, current levels remain well below historical norms for both the Company and the community banking industry. Non-Performing Assets as a % of Total Assets Coverage Ratio: ACL as % of Non-Performing LoansPast Due 30-89 as a % of Total Loans 27

Investor Presentation | First Quarter 2026 Tri Counties Bank exists for just one purpose: to improve the financial success and well-being of our shareholders, customers, communities and employees. Our Mission Core Values Trust Respect Integrity Communication Opportunity Team Ethos We are one team, aligned, customer-focused and collaborative to achieve next-level performance. 28